Annual Report
December 31, 1997
Equity Income Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
Equity Income Portfolio
Annual Report
December 31, 1997

Dear Investor

The equity market performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample ammunition to fuel the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

Performance Comparison

Periods Ended 12/31/97      6 Months      12 Months
______________________________________________________________

Equity Income Portfolio        12.26%         28.85%

S&P 500                        10.58          33.36

Lipper Variable Annuity
Underlying Equity Income
Funds Average*                 10.84          29.13

* The Portfolio was inadvertently excluded by Lipper in calculating these average returns.

Portfolio returns over the last six months exceeded both the Lipper Variable Annuity Underlying Equity Income Funds Average and the unmanaged Standard & Poor's 500 Stock Index. For the year as a whole, the fund was roughly in line with the Lipper average and trailed the broad market; it is not uncommon for conservative funds like Equity Income to underperform the S&P 500 in very strong years such as 1997.

Equity returns were notably impressive coming on the heels of considerable market strength in 1995 and 1996. The 1995-1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years.

DISTRIBUTIONS

Your Board of Directors declared a fourth quarter income dividend of $0.12 per share, bringing your 1997 total to $0.40 per share. At the same time, a $0.51 per share capital gain distribution was declared, of which $0.24 represented short-term gains and $0.27 long-term gains. These distributions were paid on December 30, 1997, to shareholders of record on December 26.

PORTFOLIO STRATEGY

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector, but prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

Security Diversification Pie Chart:

Common Stocks                    91%
Bonds                             1%
Reserves                          8%

In this volatile environment, we tried to tune out as much short-term noise as possible by doing what we have always done:
identify reasonably valued investment opportunities with attractive yields and price/earnings ratios, good upside potential, and limited downside risk.

No example demonstrates the fickle nature of investor behavior better than AT&T, a company we discussed in our December 1996 report. At the time, the price of AT&T's stock had languished for several years. The company's problems were analyzed in the media almost daily. Few Wall Street brokerage firms found anything positive to say about the firm or its shares, which in our opinion represented an attractive investment opportunity. Today new management is in place, investor sentiment has turned positive, and the stock price has rebounded strongly. We are naturally attracted to situations fraught with controversy like this one. As long as investor psychology ebbs and flows, there will be ample opportunities to uncover promising investments.

As the Major Portfolio Changes table following this letter demonstrates, we executed a number of transactions over the last six months, adding major new holdings such as Norfolk Southern, Eastman Kodak, and Olin. These companies, in our opinion, possess interesting valuation characteristics and the potential for price gains in the year ahead. The largest sales during the second half were securities whose prices had advanced to the point where we no longer felt comfortable with their relative valuations. Our largest sale was Tambrands, which was acquired by Procter & Gamble last summer. Another acquisition-related sale was ITT, which is being bought by Starwood Lodging at a significant premium to our cost.

In our last few reports, we commented on our holdings in the electric utility and telephone company sectors. Thankfully, these stocks performed well in the last six months after several years of underperformance. Strong price appreciation in stocks such as Bell Atlantic, BellSouth, BGE, and Unicom helped your fund's return in the second half of the year.

In terms of overall portfolio structure, as shown in the security diversification table on page 1, 91% of fund assets were invested in equities at year-end, up from 86% six months earlier; 1% was in bonds, and 8% in short-term money market instruments.

SUMMARY AND OUTLOOK

The equity market has provided investors with three unprecedented years of prosperity, culminating with the gains of the last six months, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.

We are mindful of how virtually impossible it is to make accurate market predictions, and we never try to manage your fund based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth on one hand, and the more rapid advance of security prices on the other, can continue. The volatility we experienced in the opening weeks of 1998, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

As always, we will strive to make sound investments on your behalf, and we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and Chairman of the Investment Advisory Committee
January 23, 1998

Portfolio Highlights

Twenty-Five Largest Holdings

                                         Percent of
                                         Net Assets
                                           12/31/97
______________________________________________________

AT&T                                            1.9%

Mellon Bank                                     1.8

Dow Chemical                                    1.6

Atlantic Richfield                              1.5

ALLTEL                                          1.3

Union Pacific                                   1.3


American Home Products                          1.2

Philip Morris                                   1.2

SBC Communications                              1.1

Pharmacia & Upjohn                              1.1

GTE                                             1.1

Exxon                                           1.1

Mobil                                           1.0

Anheuser-Busch                                  1.0

UST                                             1.0

J.C. Penney                                     1.0

Bell Atlantic                                   0.9

Fannie Mae                                      0.9

International Flavors &
    Fragrances                                  0.9

GE                                              0.9

Texaco                                          0.9

Duke Energy                                     0.9

DuPont                                          0.9

Chase Manhattan                                 0.9

St. Paul Companies                              0.9
_____________________________________________________________

Total                                          28.3%
______________________________________________________

Portfolio Highlights

Major Portfolio Changes

Six Months Ended 12/31/97
Listed in descending order of size

LARGEST PURCHASES (10)
______________________________________________________

Norfolk Southern*

Eastman Kodak*

Union Pacific

United States Surgical*

Philip Morris

American Home Products

Olin*

AT&T

Transamerica*

GM

LARGEST SALES (10)
_______________________________________________________

Tambrands**

Novartis**

GM

Betz Laboratories**

Georgia-Pacific

Kellogg**

Eaton**

ITT

Gannett**

Unilever N.V.

    *  Position added
   **  Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Equity Income Portfolio

As of 12/31/97
                                          Lipper Variable
                                        Annuity Underlying
         Equity Income                     Equity Income
           Portfolio         S&P 500       Funds Average

3/31/94    $ 10,000          $10,000        $ 10,000
12/94        10,715          10,532           10,405
12/95        14,439          14,489           13,805
12/96        17,263          17,816           16,425
12/97        22,244          23,760           21,263

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 12/31/97

                                       Since   Inception
             1 Year     3 Years    Inception        Date
_________________________________________________________

             28.85%      27.57%       23.73%     3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price

             For a share outstanding throughout each period

                         Year                       3/31/94
                        Ended                       Through
                     12/31/97  12/31/96  12/31/95  12/31/94


NET ASSET VALUE

Beginning of
   period           $   15.26 $   13.21 $   10.42 $   10.00

Investment activities
   Net investment
     income              0.40      0.42      0.44      0.30
   Net realized and
     unrealized
     gain (loss)         3.94      2.13      3.05      0.41

   Total from
     investment
     activities          4.34      2.55      3.49      0.71

Distributions
   Net investment
     income             (0.40)    (0.42)    (0.44)    (0.29)
   Net realized
     gain               (0.61)    (0.08)    (0.26)        -

   Total distri-
     butions            (1.01)    (0.50)    (0.70)    (0.29)

NET ASSET VALUE

End of period       $   18.59 $   15.26 $   13.21 $   10.42
                    _______________________________________

Ratios/Supplemental Data

Total return           28.85%    19.56%    34.76%     7.15%

Ratio of expenses
   to average net
   assets               0.85%     0.85%     0.85%    0.85%!

Ratio of net
   investment
   income to average
   net assets           2.56%     2.94%     3.61%    3.88%!

Portfolio turnover
   rate                 20.5%     17.4%     10.1%    21.3%!

Average
   commission
   rate paid        $  0.0327 $  0.0359         -         -

Net assets, end
   of period
   (in thousands)   $ 344,724 $ 103,751 $  14,658 $   2,191

!  Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Equity Income Portfolio

December 31, 1997

                                    Shares/Par        Value
                                               In thousands

Common Stocks  90.7%

FINANCIAL  15.7%

Bank and Trust  9.0%

BANC ONE                                50,570    $   2,747

BankBoston                              20,700        1,944

Bankers Trust New York                  25,200        2,833

Chase Manhattan                         27,804        3,045

First Union                             39,410        2,020

Fleet Financial Group                   34,100        2,555

J. P. Morgan                            25,400        2,867

Mellon Bank                            102,600        6,220

Mercantile Bankshares                   39,350        1,525

National City                           26,800        1,762

PNC Bank                                24,900        1,421

Wells Fargo                              5,966        2,025

                                                     30,964


Insurance  4.6%

American General                        48,700        2,633

EXEL                                    33,300        2,110

Hilb, Rogal and Hamilton                11,600          224

Lincoln National                        24,000        1,875

SAFECO                                  35,300        1,719

St. Paul Companies                      36,400        2,987

Transamerica                            18,900        2,013

USF&G                                   58,300        1,286

Willis-Corroon ADR                      89,100        1,097

                                                     15,944

Financial Services  2.1%

American Express                        18,700        1,669

Fannie Mae                              56,500        3,224

Travelers Group                         44,999        2,425

                                                      7,318

Total Financial                                      54,226

UTILITIES  17.6%

Telephone Services  9.3%

ALLTEL                                 110,700        4,546

AT&T                                   104,900        6,425

BCE                                     55,300        1,842

Bell Atlantic                           35,500        3,230

BellSouth                               43,400        2,444

Frontier                                50,000        1,203

GTE                                     71,400        3,731

SBC Communications                      52,671    $   3,858

Southern New England
   Telecommunications                   34,700        1,746

Sprint                                  26,300        1,542

U S WEST Communications                 31,750        1,433

                                                     32,000
Electric Utilities  8.3%

BGE                                     32,100        1,093

Central and South West                  42,300        1,145

Dominion Resources                      41,650        1,773

DQE                                     51,612        1,813

Duke Energy                             56,600        3,134

Entergy                                 53,400        1,599

FirstEnergy                             84,820        2,460

GPU                                     15,100          636

Houston Industries                      71,100        1,897

PacifiCorp                              60,200        1,644

PECO Energy                             57,800        1,402

PG&E                                    30,700          934

Public Service Enterprise               32,700        1,036

Southern Company                       106,100        2,745

Teco Energy                             41,500        1,167

Unicom                                  82,500        2,537

Western Resources                       35,200        1,514

                                                     28,529

Total Utilities                                      60,529

CONSUMER NONDURABLES  17.0%

Cosmetics  0.9%

International Flavors &
   Fragrances                           62,100        3,198

                                                      3,198

Beverages  1.6%

Anheuser-Busch                          81,000        3,564

Brown-Forman (Class B)                  33,700        1,862

                                                      5,426

Food Processing  3.6%

Cadbury Schweppes (GBP)                 91,600          925

General Mills                           39,900        2,858

Heinz                                   46,000        2,337

McCormick                               77,800        2,183

Quaker Oats                             51,800        2,733

Sara Lee                                26,200        1,475

                                                     12,511

Hospital Supplies/Hospital
   Management  2.9%

Abbott Laboratories                     31,700    $   2,078

Bausch & Lomb                           40,500        1,605

Baxter International                    24,900        1,256

C. R. Bard                              30,200          946

Smith & Nephew (GBP)                   457,000        1,351

United States Surgical                  89,900        2,635

                                                      9,871

Pharmaceuticals  2.7%

American Home Products                  56,000        4,284

Amgen                                   19,900        1,077

Pharmacia & Upjohn                     103,592        3,794

                                                      9,155

Miscellaneous Consumer Products  5.3%

Armstrong World                         18,800        1,405

Colgate-Palmolive                        6,400          471

Fortune Brands                          49,600        1,838

Philip Morris                           87,700        3,974

PPG Industries                          29,100        1,662

RJR Nabisco                             45,300        1,699

Tomkins (GBP)                          466,200        2,205

Unilever N.V. ADR                       25,600        1,599

UST                                     95,900        3,542

                                                     18,395

Total Consumer Nondurables                           58,556

CONSUMER SERVICES  6.0%

General Merchandisers  1.4%

J.C. Penney                             57,200        3,450

May Department Stores                   26,400        1,391

                                                      4,841

Specialty Merchandisers  0.4%

Tupperware                              46,000        1,282

                                                      1,282

Entertainment and Leisure  0.9%

Hilton                                  38,300        1,140

ITT *                                   12,800        1,061

Reader's Digest (Class A)               43,900        1,037

Reader's Digest (Class B)                1,200           29

                                                      3,267

Media and Communications  3.3%

Dow Jones                               42,500        2,282

Dun & Bradstreet                        63,400        1,961

Knight-Ridder                           53,200        2,766

McGraw-Hill                             25,800    $   1,909

R.R. Donnelly                           64,900        2,418

                                                     11,336

Total Consumer Services                              20,726

CONSUMER CYCLICALS  4.6%

Automobiles and Related  1.8%

Echlin                                  41,500        1,502

Genuine Parts                           68,850        2,337

GM                                      37,600        2,279

                                                      6,118

Building and Real Estate  1.3%

Rouse                                   16,300          534

SECURITY CAPITAL
   PACIFIC TRUST
   REIT                                 25,400          616

Simon DeBartolo
   Group, REIT                          81,236        2,655

Weingarten Realty
   Investors, REIT                      14,900          668

                                                      4,473

Miscellaneous Consumer Durables  1.5%

Eastman Kodak                           46,700        2,840

Whirlpool                               45,600        2,508

                                                      5,348

Total Consumer Cyclicals                             15,939

TECHNOLOGY  0.7%

Electronic Components  0.7%

AMP                                     53,400        2,243

Total Technology                                      2,243

CAPITAL EQUIPMENT  1.9%

Electrical Equipment  1.4%

GE                                      43,500        3,192

Hubbell (Class B)                       33,700        1,662

                                                      4,854

Machinery  0.5%

Cooper Industries                       36,867        1,806

                                                      1,806

Total Capital Equipment                               6,660

BUSINESS SERVICES AND TRANSPORTATION  4.6%

Transportation Services  0.2%

Alexander & Baldwin                     25,050    $     688

                                                        688

Miscellaneous Business Services  1.7%

Deluxe Corp.                            17,500          604

GATX                                    14,200        1,030

H&R Block                               55,500        2,487

Waste Management                        58,000        1,595

                                                      5,716

Railroads  2.7%

Burlington Northern
   Santa Fe                             23,000        2,138

Norfolk Southern                        94,300        2,906

Union Pacific                           70,300        4,389

                                                      9,433

Total Business Services
   and Transportation                                15,837

ENERGY  11.5%

Energy Services  0.8%

Witco                                   72,000        2,938

                                                      2,938

Gas Transmission  0.5%

Enron                                   38,000        1,579

                                                      1,579

Integrated Petroleum - Domestic  4.4%

Amerada Hess                            43,600        2,392

Atlantic Richfield                      62,700        5,024

British Petroleum ADR                   25,300        2,016

Occidental Petroleum                    67,200        1,970

Phillips Petroleum                      36,600        1,780

USX-Marathon                            57,600        1,944

                                                     15,126

Integrated Petroleum - International  5.8%

Amoco                                   35,000        2,980

Chevron                                 36,650        2,822

Exxon                                   60,800        3,720

Mobil                                   49,900        3,602

Repsol ADR                              29,500        1,256

Royal Dutch Petroleum ADR               45,700        2,476

Texaco                                  58,500        3,181

                                                     20,037

Total Energy                                         39,680

PROCESS INDUSTRIES  9.0%

Diversified Chemicals  3.6%

Dow Chemical                            54,200    $   5,501

DuPont                                  51,600        3,099

Eastman Chemical                        21,100        1,257

Olin                                    50,600        2,372

                                                     12,229

Specialty Chemicals  2.9%

3M                                      13,000        1,067

Great Lakes Chemical                    58,500        2,625

Imperial Chemical ADR                   26,600        1,727

Lubrizol                                37,200        1,372

Nalco Chemical                          37,000        1,464

Pall                                    85,200        1,763

                                                     10,018

Paper and Paper Products  1.6%

Consolidated Papers                     32,200        1,719

Kimberly-Clark                          19,300          952

Union Camp                              55,200        2,963

                                                      5,634

Forest Products  0.8%

Georgia-Pacific                         14,900          905

International Paper                     46,100        1,988

                                                      2,893

Building and Construction  0.1%

Georgia-Pacific Timber                  14,900          338

                                                        338

Total Process Industries                             31,112

BASIC MATERIALS  1.7%

Metals  1.1%

Inco                                    34,400          585

Reynolds Metals                         30,200        1,812

USX-U.S. Steel                          40,400        1,262

                                                      3,659

Mining  0.6%

LONRHO (GBP)                           312,800          483

Newmont Mining                          56,849        1,670

                                                      2,153

Total Basic Materials                                 5,812

Miscellaneous Common
   Stocks 0.4%                                        1,439

Total Common Stocks (Cost
   $267,066)                                        312,759

U.S. Government
   Obligations/Agencies  0.9%

U.S. Treasury Bonds

     6.00%, 2/15/26                  $ 500,000    $     499

     6.25%, 8/15/23                     20,000           21

U.S. Treasury Notes

     5.625%, 2/15/06                   250,000          247

     5.75%, 8/15/03                    400,000          400

     5.875%
     11/15/99 - 2/15/04                920,000          923

     6.50%, 5/31/01                    700,000          717

     7.00%, 7/15/06                    400,000          432

Total U.S. Government
   Obligations/Agencies
   (Cost  $3,107)                                     3,239


Short-Term Investments  8.4%

Money Market Funds  8.4%

Reserve Investment Fund
     5.84%#                         28,779,368       28,779

Total Short-Term Investments
(Cost  $28,779)                                      28,779

Total Investments in Securities

100.0% of Net Assets (Cost
   $298,952)                                      $ 344,777

Other Assets Less Liabilities                           (53)

NET ASSETS                                        $ 344,724

Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                            $     975

Net unrealized gain (loss)                           45,825

Paid-in-capital applicable to
   18,540,425 shares of $0.0001
   par value capital stock
   outstanding; 1,000,000,000
   shares of the corporation
   authorized                                       297,924

NET ASSETS                                        $ 344,724
                                                  _________

NET ASSET VALUE PER SHARE                         $   18.59
                                                  _________

    *    Non-income producing
    #    Seven-day yield
  ADR    American Depository Receipt
 REIT    Real Estate Investment Trust
  GBP    British sterling

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands

                                                       Year
                                                      Ended
                                                   12/31/97

Investment Income

Income
    Dividend                                      $   5,816
    Interest                                          1,497

    Total income                                      7,313

Expenses
    Investment management
      and administrative                              1,821

Net investment income                                 5,492

Realized and Unrealized
    Gain (Loss)

Net realized gain (loss)
    Securities                                       10,104
    Foreign currency transactions                       (22)

    Net realized gain (loss)                         10,082

Change in net unrealized gain
    or loss
      Securities                                     37,579
    Other assets and liabilities
    denominated in foreign currencies                     1

    Change in net unrealized gain
      or loss                                        37,580

Net realized and unrealized
    gain (loss)                                      47,662

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  53,154
                                                  _________


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio
In thousands

                                          Year
                                         Ended
                                      12/31/97    12/31/96
Increase (Decrease) in
    Net Assets

Operations
    Net investment income            $   5,492    $   1,502
    Net realized gain (loss)            10,082        1,676
    Change in net unrealized
      gain or loss                      37,580        6,821

    Increase (decrease) in net
      assets from operations            53,154        9,999

Distributions to shareholders
    Net investment income               (5,541)      (1,787)
    Net realized gain                   (9,992)        (470)

    Decrease in net assets
      from distributions               (15,533)      (2,257)

Capital share transactions*
    Shares sold                        206,293       89,085
    Distributions reinvested            15,533        2,256
    Shares redeemed                    (18,474)     (10,297)

    Increase (decrease) in
      net assets from capital
      share transactions               203,352       81,044

Net equalization                             -          307

Net Assets

Increase (decrease) during
    period                             240,973       89,093
Beginning of period                    103,751       14,658

End of period                        $ 344,724    $ 103,751
                                     ______________________

*Share information
    Shares sold                         11,952        6,273
    Distributions reinvested               862          153
    Shares redeemed                     (1,074)        (736)

    Increase (decrease) in
      shares outstanding                11,740        5,690

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
December 31, 1997

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $214,456,000 and $39,294,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment
    income                                        $  49,000
Undistributed net realized gain                     (49,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $298,952,000, and net unrealized gain aggregated $45,825,000, of which $48,069,000 related to appreciated investments and $2,244,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $218,000 was payable at December 31, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $519,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $88,000 with certain affiliates of the manager and paid commissions of $200 related thereto.

T. Rowe Price Equity Income Portfolio
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o   $4,546,000 from short-term capital gains, and

o $5,446,000 from long-term capital gains; of which $2,606,000 was subject to the 20% rate gains category.

For corporate shareholders, 52% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of Equity Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 21, 1998

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP654 (12/97)
K15-052  12/31/97